UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)
May 24, 2011

All State Properties Holdings, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Nevada

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(State or Other Jurisdiction of Incorporation)

000-12895                         59-2300204

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(Commission File Number)     (IRS Employer Identification No.)

2333 Alexandria Drive,

Lexington, Kentucky  40504
(Address of Principal Executive Offices) (Zip Code)

(229) 296-1323
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Statements contained herein that are not based upon current or historical fact are forward-looking in nature. Such forward-looking statements reflect the Company's expectations about its future operating results, performance and opportunities that involve substantial risks and uncertainties. When used herein, the words "anticipate," "believe,"

"estimate," "plan," "intend" and "expect" and similar expressions as they relate to All State Properties Holdings, Inc., or its management, are intended to identify such forward-looking statements. These forward-looking statements are based on information currently available to the Company and are subject to a number of risks, uncertainties, and other factors that could cause the Company's actual results, performance, prospects, and opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, unexpected changes in market conditions, volatility in the commodities markets, and the ability to successfully reach agreement on acquisition terms. Except as required by the Federal Securities laws, the Company does not undertake any obligation to release publicly, any revisions to any forward-looking statements.

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On May 24, 2011, our Board of Directors concluded that our previously issued financial statements as of and for the periods ended September 30, 2010 and December 31, 2010, should no longer be relied upon as a result of us undervaluing the issuance of common stock. We issued the common stock in February of 2011 in accordance with anti-dilution provisions of contractual agreements to persons or entities that were involved with the original acquisition of the Company.

Previously, we did use the market price of our common stock as quoted on the OTC Bulletin Board for the date of issuance, and not the date of grant for the valuation of the common stock issued, but failed to take into account the full impact of a 1 to 500 reverse split in the valuation. We now determine the value of the expense associated with our common stock by utilizing the date of grant.

In accordance with Section 404 of the Sarbanes-Oxley Act of 2002, the Company’s management has been assessing the effectiveness of the Company’s internal controls over financial reporting and disclosure controls. Based on this assessment, the Company expects to report a material weakness in the Company’s internal controls over financial reporting, and, therefore, concluded that internal controls over financial reporting as of March 31, 2011 are not effective.

Accordingly, we will restate our financial statements as of and for the three months ended September 30, 2010, and as of and for three and six months ended December 31, 2010, by disclosing the effect of these adjustments in an amended Form 10-Q for the quarterly periods then ended. We anticipate finalizing these impacts and to file the amended reports within the next business week. Although we do not foresee any issue, we cannot issue a guarantee that we will file the amended reports within the next business week.

The Audit Committee of our Board of Directors authorized our Accounting Consultant to discuss the foregoing items with our independent registered public accounting firm, which agreed that our quarterly financial statements could not be relied upon and needed to be restated as described above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

All State Properties Holdings, Inc.

Date: May 26, 2011	By:	/s/ R. Lucas Hamilton
President and Secretary

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